UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   February 3, 2004
                                                   -----------------------------


                           SENESCO TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                      001-31326                    84-1368850
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(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)



303 George Street, Suite 420, New Brunswick, New Jersey                08901
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code     (732) 296-8400
                                                  -----------------------------




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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.


     Senesco Technologies, Inc., a Delaware corporation (the "Company"), entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with institutional and other accredited investors, pursuant to which the Company issued and sold an aggregate of approximately one million units at $2.37 per unit, comprised of one share of newly issued common stock, $0.01 par value per share (the "Common Stock"), and a five-year warrant to purchase 0.35 of a share of Common Stock at an exercise price of $3.79 per share (the "Warrant").

     The securities sold in this private placement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. In accordance with the terms of the Registration Rights Agreement entered into by the Company and the investors in connection with this financing (the "Registration Rights Agreement"), the Company has agreed to file a resale registration statement on Form S-3 by March 18, 2004 to register, pursuant to the Securities Act, the shares of Common Stock and shares of Common Stock underlying the Warrants, acquired by the investors.

     A complete copy of each of the form of Securities Purchase Agreement, Warrant and Registration Rights Agreement, and the related press release of the Company, are filed herewith as Exhibits 4.1, 10.1, 10.2 and 99.1, respectively, and are incorporated herein by reference. The foregoing descriptions of: (i) the Securities Purchase Agreement; (ii) the Warrants; (iii) the Registration Rights Agreement; and (iv) the press release and any other documents or filings referenced herein are qualified in their entirety by reference to such exhibits, documents or filings.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (c) Exhibits.

          Exhibit No.           Description of Exhibits
          -----------           -----------------------

              4.1 Form of Warrant issued to certain accredited investors (with attached schedule of parties and terms thereto).

              10.1 Form of Securities Purchase Agreement by and between the Company and certain accredited investors (with attached schedule of parties and terms thereto).

              10.2 Form of Registration Rights Agreement by and between the Company and certain accredited investors (with attached schedule of parties and terms thereto).

              99.1   Press   Release  dated  February 3,  2004,  announcing  the
                     completion of the private placement.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SENESCO TECHNOLOGIES, INC.



                                        By: /s/ Joel Brooks
                                           -------------------------------------
                                           Joel Brooks
                                           Chief Financial Officer


February 3, 2004